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                                DEALER AGREEMENT
                      BUSINESS TELEPHONE SYSTEMS DIVISION

            PANASONIC COMMUNICATIONS & SYSTEMS COMPANY, DIVISION OF
                   MATSUSHITA ELECTRIC CORPORATION OF AMERICA

     AGREEMENT  effective  as of                            19    by and between
PANASONIC  COMMUNICATIONS  & SYSTEMS  COMPANY,  DIVISION OF MATSUSHITA  ELECTRIC
CORPORATION OF AMERICA, a Delaware corporation with its principal place of business at Two Panasonic Way, Secaucus, New Jersey 07094 ('PCSC') and

                               All Communications
--------------------------------------------------------------------------------
             (Full legal name under which dealer conducts business)

a                                Corporation
 -------------------------------------------------------------------------------
                 (corporation partnership sole proprietorship)

with its principal place of business at   7 Lincoln Highway Suite 224, Tower Bld
                                        ----------------------------------------
                                                   (Street Address)

                      Edison, Middlesex, New Jersey 08820
--------------------------------------------------------------------------------
                        (City, County, State, Zip Code)

('DEALER')

                                  WITNESSETH:

     WHEREAS, PCSC sells and desires to sell through others in the United States certain DBS business telephone systems and related products hereinafter set forth; and

     WHEREAS, DEALER desires to sell at retail and to service those certain DBS business telephone systems and related products of PCSC upon the terms and conditions set forth herein;

     WHEREAS, DEALER desires to sell those certain DBS business telephone systems and related products of PCSC at retail and to become an Authorized Dealer thereof, upon the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements herein set forth, the parties agree as follows:

1. DEFINITIONS:

   As used herein, the following terms shall have the following meanings:

   1.1 'Products', as used herein, shall mean only the DBS business telephone systems and related products therefor which are set forth on Exhibit A attached hereto and made a part hereof. PCSC shall have the right, at any time and from time to time, in its sole and absolute discretion, to make any deletion from, amendment or addition to, or modification or substitution of, said Exhibit A, upon written notice to DEALER.

   1.2 'Territory', as used herein, shall mean only that geographic area set forth in Exhibit B attached hereto and made a part hereof. PCSC shall have the right, at any time and from time to time, in its sole discretion, to make any deletion from, amendment or addition to, or modification or substitution of, Said Exhibit B, upon written notice to DEALER.

   1.3 'Duly authorized representative', as used herein with respect to PCSC, shall mean only a General Manager or officer of PCSC, and, as used herein with respect to DEALER, shall mean any person who holds himself out or purports to be a duly authorized representative of DEALER, except if PCSC has actual knowledge to the contrary.


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2. APPOINTMENT AS AN AUTHORIZED DEALER OF THE PRODUCTS:

   PCSC hereby appoints DEALER as a non-exclusive retail Authorized Dealer of the Products in the Territory and authorizes DEALER to sell Products only at retail (i.e., to end-use customers) to customers with facilities located in the Territory and only from the sales location(s) set forth in Exhibit C, attached hereto and made a part hereof, in accordance with the terms, provisions and conditions of this Agreement. Notwithstanding anything to the contrary herein, PCSC reserves the unrestricted right to solicit and make direct sales of the Products to anyone, anywhere, and to appoint additional dealers of the Products and/or distributors, sales agent or sales representatives for the Products in the Territory and elsewhere, as in PCSC's best judgment may from time to time be desirable, without any obligation to DEALER of any kind, including, without limitation, for any commissions or other charges upon or in respect of any such sales or sales. PCSC reserves the absolute right in its sole discretion for any reason whatsoever to increase or decrease the number and locations of Authorized Dealers at any time without notice to DEALER.

3. ACCEPTANCE OF APPOINTMENT AS AN AUTHORIZED DEALER:

   3.1 DEALER hereby accepts appointment as a non-exclusive retail Authorized Dealer of the Products in the Territory, agrees to sell the Products only at retail (i.e., to end-use customers) to customers with facilities located in the Territory and only from the sales location(s) set forth in Exhibit C in accordance with the terms, provisions and conditions of this Agreement. DEALER shall not engage in the sale of the Products at any other sales location or outlet in which DEALER has, or hereafter acquires, any interest, directly or indirectly, without obtaining PCSC's prior writeen approval for such location or outlet, in the form of an amendment to Exhibit C. DEALER shall, upon request by PCSC, provide PCSC with a current and accurate list of all of its retail selling locations or outlets. DEALER also agrees and undertakes to use and devote its best efforts to promote and to maximize the sale at retail of the Products to all end-use customers and all potential end-use customers thereof in the Territory, and to develop, promote and maintain the goodwill and reputation of PCSC and of the Products throughout the Territory.

   3.2 In accepting this appointment, DEALER agrees to perform a retail function only. DEALER shall not sell, assign or transfer any Products to any person or entity for resale, without PCSC's prior written consent.

4. DEALER'S RIGHT TO PURCHASE THE PRODUCTS:

   4.1 As an Authorized Dealer of the Products, DEALER shall have, during the term hereof, the non-assignable and non-transferable right to purchase the Products from PCSC upon such terms and conditions, and at such prices, as may be established or modified by PCSC, in its sole and absolute discretion, from time to time; provided, however, that in addition to all of its other rights hereunder, PCSC shall have the absolute right to limit its sales of the Products hereunder to quantities which PCSC believes, in its sole and absolute discretion, are sufficient to satisfy DEALER's retail requirments.

   4.2 PCSC agrees that DEALER may submit orders on its purchase order form, if any; provided, however, that the terms of this Agreement shall solely govern the sale of the Products, and that any printed terms of DEALER's purchase order, and any other terms, provisions or conditions in DEALER's purchase order which vary from, or are inconsistent with, contrary to, or in addition to, the terms, provisions and conditions of this Agreement, shall be null and void.

   4.3 (a) Any purchase order submitted to PCSC by DEALER shall be subject to PCSC's confirmation, and, upon confirmation by PCSC, shall be firm and uncancellable, and shall not be subject to rescheduling by DEALER, except upon the prior written consent of PCSC. PCSC shall have the right, in its sole and absolute discretion, to reject any purchase order of DEALER in whole or in part and to allocate a limited supply of Products among PCSC's customers, including DEALER.

        (b) PCSC does not warrant to DEALER the continued availability of any of the Products, and DEALER hereby expressly releases PCSC from liability for any loss or damage to DEALER in any way arising out of or by virtue of the failure of PCSC to accept or fill any orders.

   4.4 PCSC reserves the right to change the design of any of the Products, or to discontinue the sale thereof, from time to time and at any time. If any such change in design is made, PCSC shall have no obligation to modify any of the Products previously delivered to DEALER, or to install or furnish any other or different parts that were included in any such Products when delivered to DEALER.

5. MINIMUM PURCHASE QUOTA:

   PCSC shall establish Minimum Purchase Quotas for the Products which DEALER will be expected to purchase from PCSC.

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6. SHIPMENT; DELIVERY; TITLE AND RISK OF LOSS; DEFECTS; RETURNS:


6.1 All deliveries of Products shall be 'F.O.B. Secaucus, New Jersey' which means that title and risk of loss shall pass to DEALER, or to such financing institution or party as DEALER may have designated, when the Products are put into the possession of the carrier, at which time PCSC shall be deemed to have completed good delivery. PCSC reserves the right to select the means of shipment, point of shipment and routing. Each purchase order submitted by DEALER to PCSC for any Products hereunder shall require delivery to be made only to the sales location(s) set forth in Exhibit C.

6.2 Delivery dates set forth in any confirmation or acknowledgement of purchase order shall be deemed to be estimated only, and PCSC shall not be liable for any losses or damages whatsoever, including, without limitation, direct, indirect, special, consequential or incidental damages, that may arise out of the failure to delivery, or the prevention of, or delay in the delivery of, any shipment or any part of any shipment with respect to the Products, due to any cause or reason whatsoever. PCSC will ship any such order or portion thereof subject to availability of the Products and DEALER will accept shipment of such order of any portion thereof (in the event that the entire order cannot be filled for any reason) at the time it is delivered. If DEALER refuses to accept any such shipment, the shipment, at PCSC's option, may be held for DEALER's account and DEALER shall be invoiced, and shall promptly pay, for such shipment, including all freight handling, warehouse and other related costs associated with DEALER's refusal to accept such shipment.


6.3 DEALER shall, not later than fifteen (15) days following receipt of delivery of any Products, notify PCSC in writing of any defects in such Products. If DEALER shall fail to provide such written notice to PCSC within this period, the Products shall be deemed conclusively to have been received by DEALER without defects.


6.4 DEALER understands and agrees that no Products may be returned to PCSC, and will be rejected by PCSC, unless DEALER has prior thereto received a written Return Merchandise Authorization from PCSC. DEALER shall be solely responsible for all freight charges in connection with the return of Products to PCSC (and the rejection thereof by PCSC if no Return Merchandise Authorization has been obtained).

7.    PAYMENT:

7.1 DEALER shall pay each PCSC invoice for Products according to its terms, without any set-off or claim, except in the amounts of any written credit memorandum issued by PCSC to DEALER prior to the due date of the outstanding invoice. Each shipment of Products to DEALER shall constitute a separate sale, obligating DEALER to pay therefor, whether any such shipment be in whole or partial fulfillment of any purchase order of DEALER or confirmation by PCSC issued in connection therewith.

7.2 If DEALER shall fail to pay any invoice for Products within the terms provided for, or in the event that PCSC, in its sole and absolute discretion, deems DEALER's financial condition inadequate or unsatisfactory to PCSC for any reason whatsoever, PCSC shall have the right, in addition to its other rights hereunder or otherwise, to cancel any order(s) of DEALER for Products theretofore accepted, or to delay any further shipments to DEALER, or to require payment for the Products in cash prior to their delivery to DEALER, without incurring any liability for loss of damage of any kind occasioned by reason of any such cancellation or delay. PCSC reserves the right at any time to decrease, eliminate or otherwise limit the amount or duration of credit extended to DEALER in general and/or with respect to any specific purchase order.


7.3 Any payments to be made by DEALER to PCSC which are not made according to the terms and within the time provided for shall be subject to late payment charges of the lesser of (i) 1-1/2% per month or (ii) the then maximum legal monthly rate of interest in the state(s) in which DEALER's authorized sales location(s) is (are) located, which DEALER hereby agrees to pay.


7.4 In the event that DEALER is entitled, pursuant to PCSC's policies and procedures, to a credit for any Products that have been properly returned subsequent to payment therefor, a credit shall be issued to DEALER against any future payments to be made by DEALER to PCSC for purchases of Products, or if DEALER is not, at the time such credit arises, an Authorized Dealer of the Products, DEALER will be reimbursed therefor if it is not then indebted to PCSC and has no undelivered orders for Products at the time any such credit arises.

7.5 DEALER represents and warrants that all Products purchased hereunder are for resale only in the Territory and at retail in the ordinary course of DEALER's business only from the sales location(s) set for in Exhibit C and that DEALER has complied and/or will comply with all applicable state and local laws relating to the collection and/or payment by DEALER of sales, use and similar taxes applicable to all such resale transactions. DEALER agrees to indemnify and to save and hold PCSC harmless from all costs whatsoever, including without limitation, reasonable attorney's fees and litigation costs, arising out of DEALER's breach of this warranty and/or failure to collect or pay any of the aforementioned taxes. DEALER will be charged sales tax by PCSC unless it has on file with PCSC a valid resale certificate.


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8. DEALER'S SALE AND SERVICE OF PRODUCTS:

8.1 During the term of this Agreement, DEALER agrees to purchase from PCSC, and to maintain in inventory at all times, a quantity of Products sufficient for and consistent with the needs of DEALER's customers in the Territory.

8.2   (a)   DEALER  agrees to  establish  and  maintain  a sales  and  marketing organization,  with  competent  personnel of high  character who are
            expert  in  the   specifications   and  features  of  the  products,
            sufficient to develop to PCSC's satisfaction the marketing potential for the sale of the Products in the Territory, and facilities and a distribution organization in the Territory sufficient to make the Products available for immediate shipment by DEALER, if requested, on receipt of orders therefor from customers in the Territory.

      (b)   DEALER hereby agrees that it shall:

            1. promote, display and demonstrate the Products in a manner which is attractive and is consistent with the Products' reputation for high quality, and which is at least equivalent to DEALER's promotion, display and demonstration of competing products;

            2. at all times, stock demonstrator equipment which is representative of the Products, properly maintained and adequate for the purpose of demonstrating the same to end-use customers and potential end-use customers thereof and shall make such demonstrations, by sales staff sufficiently educated and with such ability, as shall be necessary and appropriate to promote the sale of the Products; and

            3.    attractively display and make available to prospective end-use
                  customers such Product   literature as may be provided by PCSC
                  from time to time.

      (c) DEALER shall call upon and service all of its customers with reasonable frequency. DEALER shall also solicit potential new customers for the Products in all parts of the Territory and shall cooperate in such advertising and sales promotion programs for the Products as PCSC nay provide so as to promote and maximize the sale of the Products throughout the Territory.

      (d) DEALER agrees that its sales and service personnel shall, at DEALER's expense, attend such product sales and service training sessions as PCSC may offer from time to time.

      (e) DEALER agrees that, in connection with the conduct of its business, it shall adhere to and comply with all applicable sales and marketing policies and programs of PCSC.

      (f) DEALER shall at all times comply with all applicable present and future Federal, state and local statutes, laws, rules, regulations and ordinances.

      (g) it is an express condition of this Agreement that at all times during the term of this Agreement DEALER be fully qualified, equipped and prepared to provide customers in the Territory with technical assistance and service with regard to the installation, use, maintenance and repair of the Products in accordance with any policies and procedures that may be established by PCSC from time to time.

9. WARRANTY; DISCLAIMER:

9.1. If any Product furnished hereunder is believed to be initially defective, i.e., defective at the time of delivery to DEALER, DEALER shall return the Product to PCSC for replacement. If PCSC, in its sole and absolute discretion, determines that the returned Product was not initially defective, it shall be repaired, if necessary, as returned to DEALER each at DEALER's sole cost and expense, and DEALER shall be invoiced for the cost of the replacement unit. The foregoing constitutes DEALER's sole remedy with respect to initially defective Products; DEALER shall have no right to reject all or any part of any shipment of Products furnished hereunder because any or all of such Products may be initially defective.

9.2 PCSC warrants to DEALER only that each unit of Products which is sold to DEALER hereunder shall be free from defects in materials, design or workmanship for a period of one (1) year from the date of delivery of such unit to DEALER at the F.O.B. point. In the event that a unit of the Products shall prove to be defective in materials, design or workmanship during the aforesaid warranty period, PCSC shall, in its sole discretion, repair said defective Product unit, replace it or credit DEALER's account for the cost to DEALER of the same from PCSC and DEALER shall, at PCSC's option, return the defective Product unit to PCSC or dispose of it at DEALER's cost and expense. This warranty does not cover damage which results from a failure to perform recommended normal maintenance, alteration, accident, misuse or abuse; nor does it cover defects in or which result from the use of defective accessories, parts or supplies not sold by PCSC.

9.3 THE WARRANTIES SET FORTH IN THIS PARAGRAPH 9 ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES, OTHER THAN WARRANTY OF TITLE, WHETHER ORAL OR WRITTEN, EXPRESS OR


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      IMPLIED,  INCLUDING THE WARRANTIES OF MERCHANTABILITY AND OF FITNESS FOR A
      PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY WAIVED BY DEALER. The employees and agents of PCSC are not authorized to make modifications to such warranties, or additional warranties binding on PCSC; accordingly,
      additional  statements,   whether  oral  or  written,  do  not  constitute
      warranties and should not be relied upon by DEALER. PCSC's liability under such warranties shall be limited solely to the cost of any necessary repairs to, replacements of or refunds of DEALER's purchase price for, the Products, and PCSC assumes no risk of, and shall not in any case be liable for, any other damages, including, without limitation, any special, incidental, consequential or punitive damages, arising from breach of warranty or contract, negligence or any other legal theory, including, without limitation, loss of goodwill, profits or revenue, loss of use of the Products or any associated equipment, cost of capital, cost of any substitute equipment, facilities or services, downtime costs, or claims of any party dealing with DEALER for such damages.

9.4 No suit shall be brought on an alleged breach of PCSC's warranty more than eighteen (18) months following delivery of the Product to DEALER.

9.5 This warranty allocates the risks of Product failure between PCSC and DEALER, as authorized by the Uniform Commercial Code and other applicable law. PCSC's Product pricing reflects this allocation of risk and the limitations of liability contained in this Agreement.

10. SALES MATERIALS:

10.1  (a)   PCSC shall, at PCSC's cost,  furnish DEALER with sales,  advertising and promotional material, specification sheets and other collateral materials relating to the Products, if any, in quantities to be determined by PCSC, in its sole and absolute discretion. Additional quantities of such literature and materials may be purchased by DEALER from PCSC at prices established by PCSC from time to time.
            DEALER may not copy or reproduce any such materials without the prior written consent of PCSC, and such materials shall be used by DEALER solely in connection with the sale of the Products hereunder.

      (b) All sales, advertising, promotional and other material provided to DEALER by PCSC without charge which are not furnished by DEALER to its customers shall at all times remain the property of PCSC, and DEALER agrees to immediately return all such material in the possession of DEALER whenever requested to do so by PCSC and, in any event, immediately upon expiration or earlier termination of this Agreement. DEALER shall be responsible to PCSC for any loss of, or damage to, such materials.

11. INDEMNITY; INSURANCE:

11.1 PCSC shall maintain products liability insurance on the Products with a broad form vendors' endorsement. A certificate of insurance shall be provided to DEALER upon DEALER's written request therefor.

11.2 DEALER agrees to and shall indemnify and hold PCSC harmless against any and all liability, damage or expense (including costs and attorney's fees and expenses) by reason of, arising out of, or relating to, any acts, duties, obligations or omissions of DEALER or of DEALER's employees, representatives or agents, in connection with DEALER's performance under this Agreement, and DEALER shall, at the request of PCSC, assume the defense of any demand, claim, action, suit or proceeding brought against PCSC by reason thereof and pay any and all damages assessed against, or that are payable by, PCSC as the result of the disposition of any such demand, claim, action, suit or proceeding. Notwithstanding the foregoing, PCSC may be represented in any such action, suit or proceeding at its own expense and by its own counsel. In addition, DEALER agrees to reimburse PCSC for any and all costs and attorney's fees and expenses incurred by PCSC in successfully enforcing the provisions of this paragraph, whether by prosecution of a lawsuit or otherwise. The provisions of this paragraph shall survive indefinitely the termination of this Agreement.

11.3  DEALER  shall  procure  and  maintain,   in  full  force  and  effect,   a
      comprehensive general liability insurance policy or policies with the standard Insurance Service Office broad form endorsement, deleting exclusion B1 from the personal injury section, protecting DEALER and PCSC and their officers and employees against any loss, liability or expense whatsoever, including, without limitation, any loss, liability or expense due to personal injury, death or property damage or otherwise arising out of or occurring in connection with the business of DEALER. PCSC shall be an additional insured in such policy or policies, which shall be written by a responsible insurance company or companies licensed to do business in the states in which DEALER conducts its business and not unacceptable to PCSC, with a combined single limit of not less than $1,000,000 for bodily injury or death and for property damage. Such policy or policies shall provide that they will not be cancelled or altered without at least thirty
      (30) days prior written notice to PCSC. Within ten (10) days after execution of this Agreement, DEALER shall furnish PCSC with a certificate of such insurance,


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         together with  satisfactory  evidence  that the premiums  therefor have been paid. Maintenance of such insurance and the performance by DEALER of its obligations under this paragraph shall not relieve DEALER of liability under the indemnity provisions hereinabove set forth in Paragraph 11.2.

    11.4 DEALER shall procure and maintain, in full force and effect, Worker's Compensation Insurance, within the limits required by applicable Federal and state statutes. Within ten (10) days after execution of this Agreement, DEALER shall furnish PCSC with a certificate or certificates of such insurance, together with satisfactory evidence that the premiums therefor have been paid.

12. RECORDS; REPORTS:

    12.1 DEALER shall at all times keep and maintain at its place of business herein set forth accurate books, records, correspondence and data of all transactions pertaining to this Agreement, and shall at all times make available and permit PCSC or its authorized representatives to examine or take extracts or copies of the same during normal business hours. All such books, records, correspondence and data shall be retained by DEALER during the term of this Agreement and for a period of one (1) year after the date of termination or expiration of this Agreement, and thereafter PCSC's rights with respect to the same shall cease.

    12.2 DEALER shall at all times make available to PCSC such of its records as are necessary for PCSC to fulfill any recall or other obligations PCSC deems necessary under Federal, state or local statutes, laws, rules or regulations, and such obligations shall survive and continue indefinitely after termination or expiration of this Agreement.

    12.3 DEALER shall prepare and forward, as required by PCSC, any and all reports PCSC deems necessary for the carrying on of the mutual business of DEALER and PCSC.

13. FINANCIAL STATEMENTS; SECURITY INTEREST:

    13.1 DEALER agrees to maintain adequate capital to operate its entire business and carry out its obligations and responsibilities hereunder. DEALER shall, annually and at any reasonable time upon written request, furnish PCSC with a current Balance Sheet and Profit and Loss Statement certified by DEALER's Chief Financial Officer or a certified public accountant, together with such additional information relating to DEALER's financial condition as PCSC may reasonably require. If DEALER is a corporation or partnership, it shall provide PCSC at any time upon written request with a list of its shareholders and their respective shareholdings, or of its partners and their respective interests, as the case may be.

    13.2 DEALER has represented to PCSC, as an inducement to PCSC to enter into this Agreement, that the financial statements of DEALER provided to PCSC as part of its application for this Agreement are complete and accurate, and that Dealer is not only solvent, but is in good, substantial and stable financial condition. DEALER does not possess any information that would indicate that DEALER will not continue to be in good substantial financial condition in the future.

    13.3 PCSC shall have, and is hereby granted, a security interest in all inventory of Products sold by PCSC to DEALER pursuant hereto, and in all proceeds and products therefrom, whether now held or hereafter acquired, including, without limitation, all accounts receivable, notes receivable, contract rights and other commercial paper of any kind arising from the sale by DEALER of the Products covered hereby, to secure the full and prompt payment and/or performance of all obligations hereunder and otherwise of DEALER to PCSC. DEALER hereby expressly agrees to execute such documents as are deemed necessary by PCSC to effectuate and perfect the security interest granted herein and further authorizes and irrevocably appoints PCSC as its attorneys-in-fact to sign and file in DEALER's name Uniform Commercial Code Financing Statement(s) and such other documents as PCSC may request, including, with limitation, a security agreement, to implement the foregoing, without DEALER's signature for the express purposes set forth herein. It is understood and intended by DEALER that said power of attorney is coupled with an interest.

14. ASSIGNMENT:

    14.1 (a) Neither this Agreement nor any of the rights or interests of DEALER hereunder may be assigned, transferred or conveyed by operation of law or otherwise, nor shall this Agreement nor any rights of DEALER hereunder inure to the benefit of any trustee in bankruptcy, receiver, creditor, trustee of, or successor to, DEALER's business or its property, whether by operation of law or otherwise, or to a purchaser, transferee, assignee of, or successor to, all or any part, of the capital stock, if any, the business, or the assets, of DEALER, without the prior written consent of PCSC.

         (b) DEALER agrees to give PCSC immediate notice in writing of (i) any transaction affecting ownership of more than five percent (5%) of DEALER's capital stock, if DEALER is a corporation, or (ii) any change in the representative interests of the partners, if DEALER is a partnership, or (iii) any transaction affecting the ownership of any part of the business, if DEALER is a sole proprietorship.

    14.2 The relationship created by this Agreement is not an asset or property of DEALER, or any partner, stockholder, employee, agent, principal or other individual in any manner associated with DEALER or his or her or its estate or other legal representative, and cannot be sold.

15. DEALER'S STATUS:

    15.1 Except as otherwise provided in Paragraph 13.3 above, the relationship between PCSC and DEALER is intended to, and shall, be that of buyer and seller and DEALER and its employees, agents and representatives shall under no circumstances be considered employees, agents, partners, joint venturers or representatives of PCSC. DEALER shall not act or attempt to act, or represent itself, directly or by implication, as agent, joint venturer, partner or representative of PCSC; nor shall DEALER in any manner assume or attempt to assume or create any obligation or liability of any kind, nature or sort, express or implied, on behalf of or in the name of PCSC.

    15.2 The relationship created by this Agreement is not intended by the parties to constitute the granting of a franchise to DEALER by PCSC, and no Federal or state franchise statute, law, regulation or rule is intended by the parties to apply to such relationship; nor shall any such franchise statute, law, regulation or rule be deemed or construed to apply to the formation, operation, administration or termination of this Agreement.

    15.3 All personnel employed or otherwise engaged by DEALER to perform the obligations and duties of DEALER under this Agreement shall be deemed to be the agents, servants and employees of DEALER only, and PSCS shall incur no obligations or liabilities of any kind, nature of sort, express or implied, by virtue of, or with respect to, the conduct of any such personnel in carrying out their obligations and duties to DEALER or otherwise. DEALER shall pay all costs and expenses of whatsoever nature incurred by DEALER in connection with this Agreement, including, without limitation, any commissions or other compensation paid to agents, representatives or employees engaged or employed by DEALER, any expenses for travel, entertainment or offices and any taxes or other assessments.

16. TRADEMARKS AND OTHER PROPRIETARY MARKS:

    16.1 DEALER is authorized, but not required, to refer to and advertise itself as an Authorized Dealer of the Products in the Territory. Any use of the name 'PANASONIC' by DEALER in connection with its promotion or sale of the Products or advertising of the same shall be at DEALER's sole cost and expense.

    16.2 DEALER hereby acknowledges the validity of the trademark 'PANASONIC' as well as of all other proprietary marks which are affixed to the Products and agrees that the aforesaid trademark and proprietary marks are, and shall remain, the property of PCSC's corporate parent, or of any subsidiary or affiliate thereof. DEALER acknowledges that it acquires no rights in the name 'PANASONIC' alone or in combination by virtue of this Agreement or its sale of the Products hereunder or in the name 'PANASONIC COMMUNICATIONS & SYSTEMS COMPANY' or in any other trademark, proprietary mark or trade name adopted by PCSC or PCSC's corporate parent, or by any subsidiary or affiliate thereof, and that it has not and will not compensate PCSC in any way for the right to use any of such marks or names. DEALER agrees that it shall not use any of PCSC's trade names, trademarks, service marks, logo-types or other proprietary marks belonging to PCSC or PCSC's corporate parent, or to any subsidiary or affiliate thereof, or any names or marks or related characteristics which in PCSC's opinion resemble any of the same, as part of DEALER's corporate or business name or trade style, or in any manner which PCSC, in its sole discretion and opinion, considers confusingly similar, misleading, detrimental or otherwise. DEALER may indicate on stationery, calling cards or other printed material that it is an Authorized Dealer of the Products in the Territory, and may have PCSC's name or trade names listed in the classified section of the telephone directory on a cross-reference basis (for example: 'Panasonic Business Telephone Systems -- See X Y Z Co., Inc.').

    16.3 DEALER shall not do anything to infringe upon, harm, or contest the validity of the trademark 'PANASONIC' or any trademark, trade name, service mark, logo-type or other proprietary mark of PCSC or its corporate parent, or of any subsidiary or affiliate thereof.

    16.4 DEALER agrees that it shall not remove or alter the trademark 'PANASONIC' or any other trademark, trade name, service mark, logo-type or other proprietary mark which is affixed to the Products or the packaging therefor; nor shall DEALER affix any additional trademarks or trade designations to any Products or the packaging therefor which bear the trademark 'PANASONIC' or any other trademark, trade name, service mark, logo-type or other proprietary mark of PCSC or its corporate parent, or of any subsidiary or affiliate thereof.

    16.5 DEALER agrees that, in the event that PCSC at any time(s) makes a request therefor in writing, DEALER shall submit to PCSC, of PCSC's prior written approval, any advertising or other printed material employing the name 'PANASONIC' or any other trademark, trade name, service mark, logo-type or other proprietary mark belonging to PCSC or PCSC's corporate parent, or to any subsidiary or affiliate thereof, prior to any use thereof by DEALER.

    16.6 DEALER shall at no time engage in any unfair trade practices and shall not make any false or misleading statements or representations with respect to PCSC or any of the Products covered by this Agreement or otherwise. DEALER shall make no warranties or representations with respect to the Products covered by this Agreement, except as may be previously approved in writing by PCSC.

    16.7 Upon termination of this Agreement for any reason, DEALER shall immediately refrain thereafter from any and all use of the trademark 'PANASONIC' and any other trademark, trade name, service mark, logo-type or other proprietary mark adopted by PCSC or PCSC's corporate parent, or by any subsidiary or affiliate thereof, and shall refrain from the use of any marks confusingly similar thereto in connection with any products whatsoever, and shall immediately refrain from referring to itself as a dealer of the Products; provided, however, that, except as otherwise provided in Paragraph 18 hereof, nothing herein shall be construed as preventing DEALER from selling such inventory of the Products as DEALER possesses on the effective date of termination of this Agreement after said date. DEALER shall remove from public view any signs, banners, wall charts, certificates, plaques or ornamentations stating or suggesting that DEALER is authorized by PCSC to sell, promote or install the Products.

17. TERM; TERMINATION:

    17.1 This Agreement shall be deemed effective upon the date of execution by a duly authorized representative of PCSC and shall continue until December 31 of the current year. Thereafter, this Agreement shall renew automatically for successive one-year additional terms unless terminated by either party in writing no less than thirty (30) days prior to the expiration date of the then current term. Anything to the contrary of this Agreement notwithstanding, either PCSC or DEALER may terminate this Agreement, and the appointment of DEALER as an Authorized Dealer of the Products, with or without cause, at any time upon written notice to the other to that effect, and said termination shall become effective thirty (30) days following the mailing of such notice, except where a shorter period for termination is provided in this Agreement.

    17.2 During the period between the giving of any notice of non-renewal or of termination provided for in Paragraph 17.1 above and the effective date of expiration or of termination set forth in any such notice, delivery of Products to DEALER may, at the option of PCSC, be conditioned upon payment by certified check or in cash by DEALER upon or prior to delivery.

    17.3 PCSC may immediately terminate this Agreement upon written notice to that effect upon the occurrence of any of the following events:

         (a) DEALER is in default in any material respect in the performance of any of its obligations under this Agreement or under any purchase order submitted by DEALER hereunder, including, without limitation, DEALER's obligations, under Paragraphs 2 and 3 above, to perform a retail function only, to sell the Products only to customers with facilities located in the Territory and to sell Products only from the sales location(s) set forth on Exhibit C, and, under Paragraph 7.1 above, to pay each PCSC invoice for Products according to its terms; or

         (b) Bankruptcy or insolvency proceedings are instituted by or against DEALER, or DEALER, is adjudicated a bankrupt, becomes insolvent, makes an assignment for the benefit of creditors, or a receiver is appointed for all, or a substantial part, of DEALER's assets, or DEALER proposes or makes any arrangements for the liquidation of its debts, and any such proceedings, assignment or appointment is not dismissed or vacated within thirty (30) days.

    17.4 The expiration or termination of this Agreement at any time shall, unless otherwise expressly agreed to in writing by PCSC, automatically operate, as of the effective date thereof, as a cancellation of any further deliveries or Products to DEALER, and shall be construed as an automatic cancellation of all purchase orders and releases of DEALER for Products, whether or not any such orders have theretofore been accepted by PCSC.

17.5 In addition to such other remedies for non-payment as are otherwise provided herein or by law, in the event DEALER shall default in the payment of any indebtedness due to PCSC pursuant to the terms of this Agreement when and as the same become due and payable, then all liabilities and obligations of DEALER to PCSC pursuant to this Agreement, any other agreement, or otherwise, whether or not then due, shall become immediately due and payable, without further notice to DEALER.

17.6 Except as otherwise provided in Paragraph 17.5 above, DEALER shall pay all monies owed to PCSC at the time of the expiration or termination of this Agreement within thirty (30) days of the effective date of such expiration or termination regardless of the terms of payment that may have otherwise been granted to DEALER by PCSC prior to the effective date of expiration or termination; provided, however, that if any terms of payment for payment of any invoice to PCSC by DEALER at the time of such expiration or termination then provide for payment thereof in less than thirty (30) days, such invoice shall be payable to the applicable terms of payment.

17.7 Anything herein to the contrary notwithstanding, expiration or termination of DEALER's appointment as an Authorized Dealer of the products shall in no way affect any outstanding obligations for payments due and owing from DEALER to PCSC, whether then due or to become due to PCSC, under this Agreement or otherwise or any other obligation of DEALER to PCSC pursuant hereto or otherwise, all of which obligations, if any, existing at the time of any such expiration or termination, DEALER hereby agrees to fulfill and perform.

17.8 Neither PCSC nor DEALER shall be liable to the other, or to any other party, by virtue of the expiration or termination of this Agreement due to any reason whatsoever, or due to no reason, or by virtue of the cancellation, pursuant to Paragraph 17.4 above, of any orders for Products that are undelivered on the effective date of any expiration or termination of this Agreement, including, without limitation, any liability for direct, indirect, special consequential or incidental damages sustained by reason of such expiration or termination, including, without limitation, any claim for loss or profits or prospective profits in respect of sales or anticipated sales of Products, or on account of any expenditures, investments, leases, capital improvements or any other commitments made by either of the parties in connection with their respective businesses made in reliance upon or by virtue of DEALER's appointment as an Authorized Dealer of the Products or otherwise; not shall PCSC or DEALER have the right to any equitable remedies by reason of the expiration or termination of this Agreement.

18. OPTION TO REPURCHASE PRODUCTS:

18.1 PCSC shall have the option, in its sole and absolute discretion, exercisable upon written notice to DEALER mailed within fourteen (14) days following the mailing of a notice of termination of this Agreement by either DEALER or PCSC, but shall have no obligation hereunder or otherwise, to repurchase from DEALER or from DEALER's legal representatives (in the event of the insolvency or, if DEALER is a sole proprietorship, the death of DEALER at the time of such repurchase) all or any part of DEALER's inventory of Products existing on the effective date of any termination of DEALER's appointment as an Authorized Dealer of the Products.

18.2 Following the mailing of the notice of exercise of the option set forth in Paragraph 18.1 above, but in no event later than the effective date of termination of this Agreement, PCSC and DEALER shall take an inventory of all Products in the possession of DEALER.

18.3 The purchase price for Products which are undamaged and in their original containers upon such repurchase shall be DEALER's net purchase price therefor from PCSC or PCSC's price for Products to its Authorized Dealers of the Products at the time of such repurchase, whichever is lower. If PCSC elects, in its sole and absolute discretion, to purchase Products which are not then on PCSC's current price sheet or which are damaged or not in their original containers, the parties hereto agree to negotiate the price thereof in good faith.

18.4 In the event PCSC exercises its option to repurchase all or any part of DEALER's inventory of the Products, DEALER hereby agrees to sell to PCSC such of its inventory of Products as PCSC elects to purchase, as of the effective date of termination of DEALER's appointment as an Authorized Dealer of the Products, and to promptly thereafter deliver the same to PCSC, at DEALER's sole cost and expense, at such time(s) and to such place(s) as PCSC shall designate, free and clear of any liens or encumbrances thereon.

18.5 In the event and to the extent PCSC fails to exercise its option, DEALER shall thereafter promptly dispose of its remaining inventory of the Products in the ordinary course of its business pursuant to the terms of this Agreement.

18.6 PCSC shall pay DEALER for the inventory of Products repurchased within thirty (30) days after receipt of the repurchased Products by PCSC. PCSC shall have the right to offset against any monies payable hereunder any monies that are due and owing from DEALER to PCSC as of the date any such payment is due.

19. EXCUSABLE DELAY:

19.1 PCSC shall not be liable for any direct, indirect, special, incidental or consequential damages arising out a total or partial failure to perform hereunder, or delay in such performance, by reason of any event or occurrence beyond the control of PCSC, including without limitation, non-performance or delays of a supplier to PCSC, acts of God, wars, acts of a public enemy, acts of the Governments of any state of political subdivision or any department or regulatory agency thereof or entity created thereby (whether or not valid), quotas, embargoes, acts of any person engaged in subversive activity or sabotage, fires, floods, explosions, or other catastrophes, epidemics or quarantine restrictions, strikes, lockouts or other labor stoppages, slowdowns or disputes.

19.2 It is understood and agreed that the provision hereinabove shall have the effect of permitting delay under this Agreement for such time as is occasioned by any of the aforesaid conditions, but such delay shall not in any event be deemed to lessen the full amount of the Products purchased and sold hereunder, but only as deferring delivery in the event and to the extent herein provided for.

20. ENTIRE AGREEMENT:

20.1 This Agreement sets forth the entire understanding, and hereby supersedes any and all prior agreements, oral or written, heretofore made, between the parties with respect to the subject matter of this Agreement, and there are no representations, warranties, convenants, agreements or collateral understandings, oral or otherwise, expressed or implied, affecting this instrument that are not expressly set forth herein; provided, however, that nothing herein contained shall be construed as relieving DEALER from any pre-existing obligation owing to PCSC, including, without limitation, payment of any monies payable to PCSC.

20.2 No delay on the part of either party in exercising any of its respective rights hereunder or the failure to exercise the same, nor the acquiescence in or waiver of a breach of any term, provision or condition of this Agreement shall be deemed or construed to operate as a waiver of such rights or acquiescence thereto except in the specific instance for which given.

20.3 None of the terms, conditions or provisions of this Agreement shall be deemed to have been waived, modified or altered by any act, course or conduct or knowledge of either party, its respective agents, servants or employees, and the terms, provisions and conditions of this Agreement may not be changed, waived, varied or modified except by a statement in writing signed by duly authorized representatives of both parties.

21. NOTICES:

    Any notice, request, consent, demand or other communication given or required to be given under this Agreement shall be effective only if in writing and shall be deemed to have been given when mailed by first-class registered or certified mail, postage prepaid, return receipt requested, addressed to the respective addresses of the parties as follows:

To:      General Manager, Business Telephone Systems Division
         Panasonic Communications & Systems Company
         Division of Matsushita Electric Corporation of America
         Two Panasonic Way
         Secaucus, New Jersey 07094

Copy to: General Counsel
         Panasonic Communications & Systems Company
         Division of Matsushita Electric Corporation of America
         One Panasonic Way
         Secaucus, New Jersey 07094

To:      DEALER at the address set forth on the first page hereof
or to such other addressee as many hereafter be designated by like notice.

22. APPLICABLE LAW:

    This Agreement shall be governed and interpreted under the laws of the State of New York, without regard to its conflict-of-laws rules.

23. SEVERABILITY:

          The invalidity or unenforceability of any provision of this Agreement pursuant to any applicable law shall not affect the validity or enforceability of the remaining provisions hereof, but this Agreement shall be construed as if not containing the provision held invalid or unenforceable in the jurisdiction in which so held, unless, in the reasonable opinion of either party hereto, such invalid or unenforceable provisions comprise an integral part of, or are otherwise inseparable from the remainder of, this Agreement, in which case this Agreement, in such jurisdiction, shall immediately terminate and be of no further force and effect.

24. EXECUTION:

24.1 This Agreement may be executed in two or more counterparts, each of which shall be an original, and all of which, taken together, shall constitute one and the same Agreement.

24.2 PCSC and DEALER each represent and warrant to  the other  that  the  person
     executing  this   Agreement   on   its   behalf   is  its  duly  authorized
     representative.

25. HEADINGS:

    Paragraph headings used herein do not form a part of this Agreement, but are for convenience only and shall not limit or be deemed or construed in any way to affect or limit the meaning of the language of the paragraphs.

                                            PANASONIC COMMUNICATIONS
                                            & SYSTEMS COMPANY
                                            DIVISION OF MATSUSHITA

Dealer Name All Communications Corp.        ELECTRIC CORPORATION OF AMERICA
            ------------------------

By: /s/ Richard Reiss, Pres.                  By: /s/ [SIGNATURE]
   ----------------------------------           ----------------------------
          (Name & Title)                               (Name & Title)
      Richard Reiss, President

                                                           5/20/92
Date:_________________________________      Date:___________________________

                               EFFECTIVE DATE:
Panasonic
                               Note: The effective date of this supersedes
                                     all prior dated Exhibits.
                               -------------------------------------------------



                            All Communications Corp.
                            ------------------------
                                  DEALER NAME

                          7 Lincoln Highway Suite 224
                          ---------------------------
                                    ADDRESS

                            Edison, New Jersey 08820
                            ------------------------
                                CITY, STATE, ZIP


                                   EXHIBIT A
                                   ---------

PRODUCTS:
---------

ALL PANASONIC DBS AND RELATED PRODUCTS.


















--------------------------------------------------------------------------------
  AUTHORIZED SIGNATURE:               AUTHORIZED SIGNATURE:


/S/ Richard Reiss, Pres.               /S/  [SIGNATURE]
-------------------------             --------------------------------
       DEALER                         Panasonic Communications & Systems Company
                                      Division of Matsushita Electric Corp. of
                                      America

--------------------------------------------------------------------------------

                               EFFECTIVE DATE: January 1, 1997
Panasonic
                               Note: The effective date of this supersedes
                                     all prior dated Exhibits.
                               -------------------------------------------------



                             All Communications Inc.
                            ------------------------
                                   DEALER NAME

                          1450 Route 22 West Suite 103
                          ----------------------------
                                     ADDRESS

                             Mountainside, NJ 07092
                             ----------------------
                                CITY, STATE, ZIP


                                    EXHIBIT B
                                    ---------
                                    TERRITORY
                                    ---------

  STATE       COUNTY                            STATE       COUNTY

 1. NJ           Sussex                      16. NJ           Atlantic
  ------      ---------------------             -----       --------------------

 2. NJ           Passaic                     17. NJ           Gloucester
  ------      ---------------------             -----       --------------------

 3. NJ           Bergen                      18. NJ           Salem
  ------      ---------------------             -----       --------------------

 4. NJ           Morris                      19. NJ           Cumberland
  ------      ---------------------             -----       --------------------

 5. NJ           Warren                      20. NJ           Cape May
  ------      ---------------------             -----       --------------------

 6. NJ           Hunterdon                   21. NY           Richmond
  ------      ---------------------             -----       --------------------

 7. NJ           Essex                       22. NY           Kings
  ------      ---------------------             -----       --------------------

 8. NJ           Union                       23. NY           Queens
  ------      ---------------------             -----       --------------------

 9. NJ           Somerset                    24. NY           Nassau
  ------      ---------------------             -----       --------------------

10. NJ           Middlesex                   25. NY           Suffolk
  ------      ---------------------             -----       --------------------

11. NJ           Mercer                      26. NY           New York
  ------      ---------------------             -----       --------------------

12. NJ           Monmouth                    27. NY           Bronx
  ------      ---------------------             -----       --------------------

13. NJ           Ocean                       28. NY           Westchester
  ------      ---------------------             -----       --------------------

14. NJ           Burlington                  29. NY           Rockland
  ------      ---------------------             -----       --------------------

15. NJ           Camden                      30. NY           Orange
  ------      ---------------------             -----       --------------------





--------------------------------------------------------------------------------
  AUTHORIZED SIGNATURE:               AUTHORIZED SIGNATURE:


/S/ Richard Reiss, Pres.               /S/   [SIGNATURE]
-------------------------             --------------------------------
       DEALER                         Panasonic Communications & Systems Company
                                      Division of Matsushita Electric Corp. of
                                      America

--------------------------------------------------------------------------------

                               EFFECTIVE DATE: January 1, 1997
Panasonic
                               Note: The effective date of this supersedes
                                     all prior dated Exhibits.
                               -------------------------------------------------




                             All Communications Inc.
                            ------------------------
                                   DEALER NAME

                          1450 Route 22 West Ste.  103
                          ----------------------------
                                     ADDRESS

                             Mountainside, NJ 07092
                             ----------------------
                                CITY, STATE, ZIP


                                   EXHIBIT B-1
                                   -----------
                                    TERRITORY
                                    ---------


In addition to the stated Exhibit B Territories of authorization by county Panasonic also authorizes All Communications, Inc. to sell the Digital Business System and related equipment to the following National Accounts and Government
Agencies:

1.  HFS INCORPORATED
    6 Sylvan Way
    Parsippany, NJ 07054

    HFS is the parent of the franchisors Century 21, ERA, and Coldwell Banker.

2.  Department of Justice
    Washington, DC

These National Accounts and Government agencies have offices located throughout the United States. All Communications, Inc. is authorized to solicit these individual locations and sell the Panasonic Digital Business System to them independently.






--------------------------------------------------------------------------------
  AUTHORIZED SIGNATURE:               AUTHORIZED SIGNATURE:


/S/  Richard Reiss, Pres.               /S/  [SIGNATURE]
-------------------------             --------------------------------
       DEALER                         Panasonic Communications & Systems Company
                                      Division of Matsushita Electric Corp. of
                                      America

--------------------------------------------------------------------------------

                               EFFECTIVE DATE: January 1, 1997
Panasonic
                               Note: The effective date of this supersedes
                                     all prior dated Exhibits.
                               -------------------------------------------------



                             All Communications Inc.
                            ------------------------
                                   DEALER NAME

                          1450 Route 22 West Ste. 103
                          ----------------------------
                                     ADDRESS

                             Mountainside, NJ 07092
                             ----------------------
                                CITY, STATE, ZIP


                                    EXHIBIT C
                                    ---------
                          SALES AND SERVICE LOCATIONS
                          ---------------------------

1.   521 5th Ave. 29th Floor               NY,         NY       10175
   -----------------------------------------------------------------------------
                   STREET ADDRESS           CITY       STATE     ZIP

2.
   -----------------------------------------------------------------------------
                   STREET ADDRESS           CITY       STATE     ZIP

3.
   -----------------------------------------------------------------------------
                   STREET ADDRESS           CITY       STATE     ZIP

4.
   -----------------------------------------------------------------------------
                   STREET ADDRESS           CITY       STATE     ZIP

5.
   -----------------------------------------------------------------------------
                   STREET ADDRESS           CITY       STATE     ZIP

6.
   -----------------------------------------------------------------------------
                   STREET ADDRESS           CITY       STATE     ZIP

7.
   -----------------------------------------------------------------------------
                   STREET ADDRESS           CITY       STATE     ZIP

8.
   -----------------------------------------------------------------------------
                   STREET ADDRESS           CITY       STATE     ZIP



--------------------------------------------------------------------------------
  AUTHORIZED SIGNATURE:               AUTHORIZED SIGNATURE:


/S/  Richard Reiss, Pres.               /S/  [SIGNATURE]
-------------------------             --------------------------------
       DEALER                         Panasonic Communications & Systems Company
                                      Division of Matsushita Electric Corp. of
                                      America

--------------------------------------------------------------------------------